INCOME TAXES:	12 Months Ended
Dec. 31, 2011
INCOME TAXES:
INCOME TAXES:

11. INCOME TAXES:

Income (loss) from continuing operations before income taxes is as follows:

	YearEndedDecember31,
($inmillions)	2011	2010	2009
United States	$38.8	$(19.0)	$(80.3)
Foreign	417.3	223.5	90.5
	$456.1	$204.5	$10.2

The provision (benefit) for taxes on income (loss) consisted of the following:

	YearEndedDecember31,
($inmillions)	2011	2010	2009
Current income tax expense:
Federal	$0.3	$(3.8)	$0.1
State	0.5	(0.8)	0.3
Foreign	97.3	41.2	29.7
	98.1	36.6	30.1
Deferred income tax expense:
Federal	0.6	(66.7)	6.2
State	(0.6)	(3.2)	0.2
Foreign	26.3	16.7	(18.6)
	26.3	(53.2)	(12.2)
Allocation from discontinued operations:
Federal	-	(7.3)	(6.5)
State	-	(0.3)	(0.3)
	-	(7.6)	(6.8)
Allocation from other comprehensive income:
Federal	-	(0.4)	(1.4)
Total provision (benefit) for taxes	$124.4	$(24.6)	$9.7

Changes in tax rates impact the tax provision (benefit) in the year a rate change is enacted.

The income tax provision from continuing operations reflects an allocation of a tax benefit of $8.0 million and $8.2 million for the years ended December31, 2010 and 2009, respectively, from discontinued operations and other comprehensive income ("OCI") in accordance with the Company's policy disclosed in Note 1, "Basis of Presentation and Significant Accounting Policies."

Deferred income taxes are provided for the effects of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes. The deferred tax assets and liabilities are determined by applying the enacted tax rate in the year in which the temporary difference is expected to reverse.

The tax effects of the major items recorded as deferred tax assets and liabilities are as follows:

	December31,
($inmillions)	2011	2010
Current deferred income tax assets, net:
Allowance for doubtful accounts	$0.8	$0.6
Restructuring	0.8	0.7
Derivative instruments	0.1	6.6
Other current reserves and accruals	8.3	9.5
Tax loss carryforwards and credits	-	77.0
Valuation allowance	(3.6)	(14.4)
Total current deferred income tax assets, net	6.4	80.0
Noncurrent deferred income tax assets:
Investment basis difference	70.8	52.2
Pension and postretirement benefits	71.2	56.1
Tax loss carryforwards and credits	160.5	86.8
Other noncurrent reserves and accruals	26.3	21.1
Foreign exchange on debt	9.3	13.2
Derivative instruments	0.7	0.3
Other	0.3	0.3
Valuation allowance	(178.2)	(66.7)
Total noncurrent deferred income tax assets	160.9	163.3
Noncurrent deferred income tax liabilities:
Goodwill and other intangibles	(96.4)	(93.3)
Property, plant and equipment	(131.7)	(129.5)
Total noncurrent deferred income tax liabilities	(228.1)	(222.8)
Net deferred income tax liability	$(60.8)	$20.5

Reconciliations of the U.S. statutory income tax rate to the effective tax rate are as follows:

	YearEndedDecember31,
	2011	2010	2009
Federal statutory rate	35.0%	35.0%	35.0%
State taxes, net of federal effect	-	(1.4)	1.4
Foreign/U.S. tax differential	(5.5)	(14.8)	(114.5)
Goodwill	(0.8)	(1.4)	3.3
Capital loss	(19.3)	-	-
Basis difference	(3.9)	-	-
Increase (decrease) in valuation allowance	22.2	(26.4)	383.9
Debt instruments	-	4.0	(145.1)
Allocation from discontinued operations/OCI	-	(3.8)	(77.6)
Noncontrolling interest	0.3	1.1	3.7
Foreign tax rate increases	0.3	0.2	1.2
Other	(1.0)	(4.5)	3.8
Effective tax rate	27.3%	(12.0)%	95.1%

In 2011, the effective tax rate was positively impacted by domestic income which was not tax effected as a result of the Company's valuation allowance policy and beneficial geographic earnings mix. The effective tax rate was also impacted as a result of a tax election, made at the end of 2011 related to a non-U.S. subsidiary where the Company recognized a taxable capital loss of $251.9 million and an increase to its deferred tax assets of $17.8 million related to the difference between the tax and book basis of the entity's assets. The effect of both the capital loss and the deferred tax asset recognition was offset by an increase in the valuation allowance.

In 2010, the effective tax rate was positively impacted by the reversal of $76.5 million of valuation allowances related to net operating losses that were expected to be utilized as a result of the sale of the plastic compounding business in January2011.A portion of this reversal is reflected in state taxes in the above table. Excluding this benefit, the effective tax rate would have been 25.4%. The effective tax rate was negatively impacted by domestic tax losses which are not tax effected as a result of a valuation allowance and was positively impacted by an allocation of tax benefits to continuing operations, as well as a geographic earnings mix.

In 2009, the effective tax rate was negatively impacted by domestic tax losses which are not tax effected as a result of a full valuation allowance and was positively impacted by a nonrecurring tax benefit in respect of debt related foreign currency changes, an allocation of tax benefits to continuing operations and geographic earnings mix.

The Company's U.S. operations are included in a consolidated federal income tax return.

As of December31, 2011, the Company has U.S. federal and foreign corporate tax loss carryforwards (excluding state and local amounts) of approximately $447.6 million, of which $14.3 million expire through 2016, $345.9 million expire through 2031 and $87.4 million which have no current expiration date. Additionally, the Company has $15.0 million of federal capital loss carryforwards which expire through 2016. With respect to state and local tax loss carryforwards, the Company has approximately $7.2 million that expire through 2021, $64.7 million that expire through 2026, and $209.0 million expiring in years through 2032. The state capital loss carryforwards of $73.6 million expire through 2016.

The worldwide valuation allowance increased by $100.7 million to $181.8 million at December31, 2011 to reserve for an increase in deferred tax assets which resulted from net operating losses and capital losses that more likely than not, will not be realized.

The valuation allowance as of December31, 2010 and 2009 is attributable to deferred tax assets related to certain items, such as tax loss carryforwards in the United States, including certain states, China and other foreign countries for which it is more likely than not that the related tax benefits will not be realized.

A table reflecting the activity in the valuation allowance is as follows:

	YearEndedDecember31,
($inmillions)	2011	2010	2009
Balance, January1	$81.1	$140.5	$92.7
Increase (decrease) as reflected in income tax expense	97.7	(59.6)	34.0
Other	3.0	0.2	13.8
Balance, December31	$181.8	$81.1	$140.5

At December31, 2011, the Company had undistributed foreign earnings of $843.2 million which the Company intends to be permanently reinvested. The Company has determined that it is not practicable to compute a deferred tax liability for foreign withholding taxes or U.S. income taxes on these earnings. In accordance with the indefinite reversal criteria, the foreign currency gains recorded in other comprehensive income related to intercompany debt and foreign currency translation have not been tax effected.

The Company records liabilities for potential assessments in various tax jurisdictions. The liabilities relate to tax return positions which, although supportable by the Company, may be challenged by the tax authorities. The Company adjusts these liabilities as a result of changes in tax legislation, interpretations of laws by Courts, rulings by tax authorities, changes in estimates and the closing of the statute of limitations. The Company's effective tax rate in any given year includes the impact of any changes to these liabilities. Favorable resolution of an issue would generally be recognized as a reduction to the Company's annual tax rate.

The Company has classified uncertain tax positions as non-current income tax liabilities (other liabilities) unless expected to be paid within one year. As of December31, 2011, the total amount of unrecognized tax benefits was $30.1 million. A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits, which excludes interest and penalties, is as follows:

($inmillions)	2011	2010	2009
Unrecognized tax benefits at January1	$25.5	$39.1	$40.9
Increases in tax positions for prior years	1.6	1.4	0.9
Decreases in tax positions for prior years	(0.1)	(1.9)	(1.7)
Increases in tax positions for the current year	6.3	1.3	0.8
Decreases due to settlements with taxing authorities	(1.2)	(9.8)	(0.5)
Lapse in statute of limitations	(1.7)	(3.0)	(1.9)
Foreign exchange	(0.3)	(1.6)	0.6
Unrecognized tax benefits at December31	$30.1	$25.5	$39.1

The Company recognizes interest and penalties related to unrecognized tax benefits in its income tax provision. The Company reversed interest and penalties of $0.5 million in 2011 and accrued interest and penalties of $1.1 million and $0.9 million in 2010 and 2009, respectively. The Company had liabilities accrued of $8.0 million, $8.6 million and $7.9 million for interest and penalties as of December31, 2011, 2010 and 2009, respectively.

In accordance with the Company's policy, where tax losses can be carried back or forward to offset liabilities for uncertain tax benefits, deferred tax assets associated with such tax losses are netted against liabilities for such uncertain tax benefits. This policy results in a $14.6 million and $11.4 million reduction in both liabilities and deferred tax assets for 2011 and 2010, respectively. The Company has recorded unrecognized tax benefits, net of deferred tax assets, of $15.5 million and $14.1 million as of December31, 2011 and 2010, respectively.

Included in the balance of unrecognized tax benefits as of December31, 2011, 2010, and 2009, are $15.5 million, $14.1 million and $19.8 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate. Also included in the balance of unrecognized tax benefits as of December31, 2011, 2010, and 2009, are $14.6 million, $11.4 million and $19.3 million respectively, of tax benefits that, if recognized, would result in adjustments to deferred taxes.

The Company is currently under audit in certain jurisdictions and during the next twelve months, it is reasonably possible that resolution of these audits could result in a benefit of up to $2.1 million or a cost of up to $4.0 million. Audit outcomes and the timing of audit settlements are subject to significant uncertainty.

The Company is subject to taxation in the U.S., various states, and foreign jurisdictions. The Company's tax filings in its major jurisdictions are open to investigation by tax authorities; in the U.S. from 2007, in the U.K. from 2010 and in Germany from 2005.